UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024

Innovative Food Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-9376	20-1167761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9696 Bonita Beach Rd, Suite 208, Bonita Springs, Florida	34135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 8.01.	Other Information.

2024 Annual Meeting of Stockholders

The Company plans to hold its 2024 Annual Meeting of Stockholders on May 15, 2024 (the “2024 Annual Meeting”) at Springhill Suites, 25 West 37th St, New York, New York at 3:00 p.m. Eastern Time. Stockholders of record at the close of business on April 17, 2024 will be entitled to vote at the 2024 Annual Meeting.

Additional Information and Where to Find It

On April 24, 2024, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement with respect to the 2024 Annual Meeting, and it has commenced the mailing of the definitive proxy statement and a proxy card, along with the Company’s 2023 Annual Report on Form 10-K, to each stockholder of record entitled to vote at the 2024 Annual Meeting. THE COMPANY STRONGLY URGES ITS SHAREHOLDERS TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING PROXY CARD AND OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Free copies of the documents filed with the SEC by the Company may also be obtained on the Company’s website at https://www.ivfh.com/, or by mailing a request to the Company at 9696 Bonita Beach Rd, Suite 208, Bonita Springs, FL 34135, Attention: Secretary.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the matters to be considered at the 2024 Annual Meeting. Information about the Company’s directors and executive officers is available in the Company’s public filings filed with the SEC, including its the 2023 Annual Report on Form 10-K, as filed with the SEC on March 21, 2024. Additional information regarding the interests of the directors and executive officers will be set forth in the proxy statement to be filed with the SEC in connection with the 2024 Annual Meeting. Free copies of this document may be obtained as described in the preceding paragraph.

Attached hereto as Exhibit 99.1 is a press release the Company distributed on the date hereof, which includes a letter to shareholders from the Company’s Chief Executive Officer, Bill Bennett, that accompanied the Definitive Proxy which was mailed to the Company’s shareholders in connection with the 2024 Annual Meeting.

Earnings Call

On May 8, 2024, the Company issued a press release announcing that it will be holding an investor call on May 14, 2024 at 4:40 p.m. Eastern Time. Information on how to access the earnings call can be found in the press release which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

99.1	Press Release, dated May 8, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: May 8, 2024
By: /s/ Robert William Bennett Robert William Bennett
Chief Executive Officer and Director (Principal Executive Officer)